Income Taxes	12 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10 - INCOME TAXES

Pursuant to the provisions of FASB ASC Topic No. 740 Income Taxes (“ASC 740”), deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carryforwards. No net provision for refundable Federal income taxes has been made in the accompanying statement of operations because no recoverable taxes were paid previously. Significant components of the Company’s net deferred tax assets at June 30, 2019 and 2018 are shown below. A valuation allowance of approximately $11,636,000 and $8,589,000 has been established to offset the net deferred tax assets as of June 30, 2019 and 2018, respectively, due to uncertainties surrounding the Company’s ability to generate future taxable income to realize these assets.

The Company is subject to taxation in the United States and California. The Company’s tax years for 2010 and forward are subject to examination by the United States and California tax authorities due to the carry forward of unutilized net operating losses and research and development credits (if any).

No current income tax provision or benefit has been recorded as the Company incurred a net loss for each of the two years ended June 30, 2019 and 2018. Significant components of net deferred tax assets are shown in the table below.

	Year Ended June 30,
	2019	2018
Deferred Tax Assets:
Net operating loss carryforwards	$10,028,000	$7,333,000
Stock compensation	1,407,000	1,160,000
Interest expense Sec. 163	55.000	-
Other, net	146,000	96,000
Net deferred tax assets	11,636,000	8,589,000
Valuation allowance for deferred tax assets	(11,636,000)	(8,589,000)
Net deferred tax assets	$-	$-

At June 30, 2019, the Company had unused net operating loss carryovers of approximately $35,846,000 and $35,802,000 that are available to offset future federal and state taxable income, respectively. These operating losses begin to expire in 2030.

The provision for income taxes on earnings subject to income taxes differs from the statutory federal rate at June 30, 2019 and 2018, due to the following:

	Year Ended June 30,
	2019	2018
Federal income taxes at 21% and 34%, respectively	$(2,607,000)	$(1,915,000)
State income taxes, net	(867,000)	(446,000)
Permanent differences and other	450,000	345,000
Other true ups, if any	(23,000)	(206,000)
Change in federal tax rate	-	3,560,000
Change in valuation allowance	(3,047,000)	(1,338,000)
Provision for income taxes	$-	$-

Internal Revenue Code Sections 382 limits the use of our net operating loss carryforwards if there has been a cumulative change in ownership of more than 50% within a three-year period. The Company has not yet completed a Section 382 net operating loss analysis. In the event that such analysis determines there is a limitation on the use on net operating loss carryforwards to offset future taxable income, the recorded deferred tax asset relating to such net operating loss carryforwards will be reduced. However, as the Company has recorded a full valuation allowance against its net deferred tax assets, there is no impact on the Company’s consolidated financial statements as of June 30, 2019 and 2018.

Under ASC 740, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, ASC 740 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

In accordance with ASC 740, there are no unrecognized tax benefits as of June 30, 2019 or June 30, 2018.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (“Tax Act”). The legislation significantly changes U.S. tax law by, among other things, reducing the US federal corporate tax rate from 35% to 21%, repealing the alternative minimum tax, implementing a territorial tax system and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries.

Pursuant to the SEC’s Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”), given the amount and complexity of the changes in the tax law resulting from the tax legislation, the Company has not finalized the accounting for the income tax effects of the tax legislation related to the remeasurement of deferred taxes and provisional amounts recorded related to the transition tax. The impact of the tax legislation may differ from the estimate, during the one-year measurement period due to, among other things, further refinement of the Company’s calculations, changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the tax legislation.

We have resmeasured deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21% plus state and local tax. The Company recorded a decrease related to the deferred tax assets and liabilities of $3.6 million as a result of the tax rate decrease, with a corresponding adjustment to the valuation allowance for the year ended June 30, 2018.